UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                  July 6, 2005

                        TRUMP ENTERTAINMENT RESORTS, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-13794                                     13-3818402
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   (Commission File Number)                  (IRS Employer Identification No.)

      1000 Boardwalk at Virginia Avenue
         Atlantic City, New Jersey                         08401
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    (Address of Principal Executive Offices)             (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

                        TRUMP ENTERTAINMENT HOLDINGS, LP
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            33-90786                                   13-3818407
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    (Commission File Number)                 (IRS Employer Identification No.)

       1000 Boardwalk at Virginia Avenue
         Atlantic City, New Jersey                       08401
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)           (Zip Code)

                                  609-449-6515
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


                    TRUMP ENTERTAINMENT RESORTS FUNDING, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

          33-90786-1                             13-3818405
--------------------------------------------------------------------------------
    (Commission File Number)             (IRS Employer Identification No.)

         1000 Boardwalk at Virginia Avenue
           Atlantic City, New Jersey                     08401
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)          (Zip Code)

                                  609-449-6515
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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
Item 1.01   Entry into a Material Definitive Agreement

           On July 6, 2005, Trump Entertainment Resorts, Inc., a Delaware corporation ("TER"), and Trump Entertainment Resorts Holdings, L.P., a Delaware limited partnership ("TER Holdings," and together with TER, the "Company"), entered into that certain employment agreement with James B. Perry (the "Perry Employment Agreement"). A description of the material terms of the Perry Employment Agreement is included in Item 5.02 of this Current Report on Form 8-K and is incorporated by reference into this Item 1.01. In addition, the Perry Employment Agreement which is included as Exhibit 10.1 hereto is incorporated by reference into this Item 1.01. Mr. Perry has been serving as a member of the Board of Directors of TER since the Company's emergence from reorganization proceedings on May 20, 2005 (the "Reorganization Effective Date").

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

           On July 6, 2005, the Board of Directors of TER appointed James B. Perry as the Chief Executive Officer of TER. Donald J. Trump resigned from that position and continues to serve as Chairman of TER's Board of Directors.

           James B. Perry, age 55, has been serving as a member of the Board of Directors of TER since the Reorganization Effective Date. Prior to the commencement of Mr. Perry's service as a member of the Board of Directors of TER, Mr. Perry served as President of Argosy Gaming Company ("Argosy") from April 1997 through July 2002 and Chief Executive Officer of Argosy from April 21, 1997 through his retirement in May 2003. Mr. Perry has also been serving on the Board of Directors of Argosy since 2000.

           Pursuant to the Perry Employment Agreement, Mr. Perry will receive an annual base salary of not less than $850,000 (the "Annual Base Salary"). Mr. Perry will also receive a special bonus of $320,000 payable in January 2006 if employed by the Company at January 1, 2006 (the "Special Bonus") and, commencing in fiscal year 2006, will be eligible to receive an annual cash bonus (the "Annual Bonus"). The Annual Bonus will be based on the achievement of performance targets set by the Compensation Committee of the Board of Directors of the Company, provided that the Annual Bonus for each year will be equal to at least 75% of Mr. Perry's Annual Base Salary if he meets the minimum performance targets (the "Target Bonus"), with a maximum Annual Bonus of up to 175% of Mr. Perry's Target Bonus if he meets the maximum performance targets. Mr. Perry will be eligible for grants of equity compensation awards or options under any long term incentive compensation arrangement or option plans adopted by the Company, or in effect from time to time.

           Pursuant to the Perry Employment Agreement, Mr. Perry is to receive 100,000 shares of the common stock of the Company once the Trump Entertainment Resorts, Inc. 2005 Incentive Award Plan is approved. Mr. Perry's 100,000 shares of common stock are subject to the restriction that 30% of the stock may not be sold, assigned, pledged or otherwise disposed of or encumbered by Mr. Perry until June 30, 2006 and 70% of the stock may not be sold, assigned, pledged or otherwise disposed of or encumbered until June 30, 2007, unless employment is terminated without cause or for good reason, in which case the restrictions will immediately expire and be void.


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
           If Mr. Perry is terminated other than for "Cause" (as defined in the Perry Employment Agreement), death or disability, or resigns for "Good Reason" (as defined in the Perry Employment Agreement): (A) Mr. Perry will receive in a lump sum in cash the aggregate of: (i) the sum of: (a) any accrued but unpaid Annual Base Salary and any accrued but unused vacation, (b) expenses that are reimbursable but have not been reimbursed, and (c) the Annual Bonus for the fiscal year immediately preceding the fiscal year in which the date of termination occurs if such bonus had been determined but not paid as of the date of termination and that portion of the Annual Bonus to which Mr. Perry would be entitled for the fiscal year of termination prorated for that portion of the fiscal year that he was employed, and the Special Bonus if not theretofore paid; and (ii) a lump sum amount equal to the current year's Annual Base Salary and the previous year's Annual Bonus or the Special Bonus, whichever is greater; (B) the Company shall pay or provide Mr. Perry any other amounts or benefits required to be paid or provided or which Mr. Perry is eligible to receive under any plan, program, policy or practice or contract agreement (other than any severance plan, program, policy or practice or contract or agreement) of the Company and its affiliates; (C) all unvested options shall vest; and (D) any remaining restrictions on any stock granted to Mr. Perry shall immediately expire and be void.


Item 7.01    Regulation FD Disclosure.

           The information set forth under this Item 7.01, "Regulation FD Disclosure," including Exhibit 99.1 attached hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing. Attached as Exhibit 99.1 hereto is a press release issued by TER on July 6, 2005.

Item 9.01    Financial Statement and Exhibits.

(c) Exhibits.

         10.1 Employment Agreement, dated July 6, 2005, between Trump Entertainment Resorts, Inc. and Trump Entertainment Resorts Holdings, L.P. and James B. Perry

         99.1       Press Release, dated July 6, 2005






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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TRUMP ENTERTAINMENT RESORTS, INC.


                                  By:    /s/ John P. Burke
                                         ---------------------------------------
                                  Name:  John P. Burke
                                  Title: Executive Vice President and Treasurer


Date: July 8, 2005


                                  TRUMP ENTERTAINMENT RESORTS HOLDINGS, L.P.


                                  By:    /s/ John P. Burke
                                         ---------------------------------------
                                  Name:  John P. Burke
                                  Title: Executive Vice President and Treasurer


Date: July 8, 2005



                                  TRUMP ENTERTAINMENT RESORTS FUNDING, INC.


                                  By:    /s/ John P. Burke
                                         ---------------------------------------
                                  Name:  John P. Burke
                                  Title: Executive Vice President and Treasurer

Date: July 8, 2005


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
                                  EXHIBIT INDEX

          No.       Description
          ---       -----------

         10.1 Employment Agreement, dated July 6, 2005, between Trump Entertainment Resorts, Inc. and Trump Entertainment Resorts Holdings, L.P. and James B. Perry

         99.1       Press Release, dated July 6, 2005










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